Exhibit 21
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – Fiscal 2020

Entity Name	Jurisdiction
530 Park Ave 10-F, LLC	Delaware
530 Park Ave 14-H, LLC	Delaware
Administradora Mexicana de Servicios S de RL de CV	Mexico
Adminstradora WD Honduras S.A.	Honduras
ALL'CROWN SA	Argentina
Altra LLC	Utah
Arsenal Fashion Espana SL	Spain
BEYKO KONFEKSIYON IC VE DIS TICARET LTD SIRKE	Turkey
C.C.R.L., LLC	California
Corporacion Distribiduidora de Dickies S de RL de CV	Mexico
CUTLER DE MEXICO SA	Mexico
Dickies de Honduras SA de CV	Honduras
Dickies de Parras S de RL de CV	Mexico
DSI Enterprises, LLC	Delaware
EAGLE CREEK EUROPE LIMITED	Ireland
Eagle Creek, Inc.	California
GREENSPORT MONTE BIANCO	Italy
VF Management Services S.r.l. (FKA GS HOLDING SRL)	Italy
Icebreaker Apparel LLC	Delaware
Icebreaker Australia Pty	Australia
Icebreaker Australia Retail Pty	Australia
Icebreaker Czech Republic	Czech Republic
Icebreaker Europe Limited	New Zealand
Icebreaker France Sarl	France
Icebreaker Holdings Limited	New Zealand
Icebreaker Licensing LLC	Delaware
Icebreaker Limited	New Zealand
Icebreaker Merino Clothing Europe Ltd.	New Zealand
Icebreaker Merino Clothing Inc.	Canada
Icebreaker New Zealand Limited	New Zealand
Icebreaker Pure Merino GmbH	Germany
Icebreaker Switzerland Sarl	Switzerland
Imagewear Apparel Corp.	Delaware
Industrial Laundry Services, LLC	Texas
Industrias Coahuila de Zaragosa S de RL de CV	Mexico
INVERSIONES INMOBILIARIES AUSTRALES SA	Argentina
INVERSIONES VF CHILE DOS LTDA	Chile
INVERSIONES VF CHILE LTDA	Chile
IW Apparel LLC	Delaware
IW Holdings, LLC	Delaware
IW Panama Trading S. de R.L. (FKA VF Sourcing Latin America Sarl)	Panama
JanSport Apparel Corp.	Delaware

Entity Name	Jurisdiction
Kipling Apparel Corp.	Delaware
Kipling Holdings LLC	Delaware
Kodiak Group Holdings Co.	Canada
Lee Bell, Inc.	Delaware
Lucy Apparel LLC	Delaware
NII Sales - Texas LLC	Texas
North East Rig-Out Limited	Scotland
North Elm Properties LLC	Delaware
RED KAP DE MEXICO S DE RL DE CV	Mexico
RKI HONDURAS S de RL	Honduras
SERVICIOS Y PROMOCIONES TEXTILES LTDA	Chile
South Cone, Inc	California
TBL INVESTMENTS HOLDING GMBH	Switzerland
TBL LICENSING LLC	Delaware
THE NORTH FACE ITALY SRL	Italy
The North Face Apparel Corp	Delaware
THE NORTH FACE SAGL	Switzerland
THE RECREATIONAL FOOTWEAR CO.	Cayman
T.I. Venture Group, Inc	Delaware
TIMBERLAND ASIA LLC	Delaware
TIMBERLAND EUROPE BV	Netherlands
TIMBERLAND HK TRADING LTD.	Hong Kong
TIMBERLAND IDC LTD.	UK
Timberland International, LLC	Delaware
TIMBERLAND LUXEMBOURG HOLDING ASIA S.A.R.L.	Luxembourg
TIMBERLAND UK LTD.	UK
VANS MADEIRA LDA	Portugal
VANS SPAIN SL	Spain
Vans, Inc	Delaware
Vetements Merino Icebreaker	Canada
VF (J) FRANCE SAS	France
VF (J) NEDERLAND BV	Netherlands
VF (J) NETHERLANDS SERVICES BV	Netherlands
VF APPAREL PORTUGAL, LDA	Portugal
VF APPAREL SHENZEN CO LTD	China
VF ASIA LTD	Hong Kong
VF ASIA PACIFIC JEANSWEAR LIMITED (fka LEE FAR EAST LTD.)	Hong Kong
VF ASIA PACIFIC SOURCING HONG KONG BRANCH	Hong Kong
VF ASIA PACIFIC SOURCING S.A.R.L.	Luxembourg
VF Asia Sourcing Ltd	Hong Kong
VF AUSTRIA GMBH	Austria
VF Belgium BVBA	Belgium
VF BRANDS MALAYSIA SDN BHD (f/k/a TIMBERLAND LIFESTYLE BRAND MALAYSIA SDA. BHD.)	Malaysia
VF BRANDS PTE. LTD. (f/k/a TIMBERLAND CO. (ASIA PAC) PTE. LTD.)	Singapore
VF BRANDS TAIWAN LTD. (f/k/a Timberland Taiwan Ltd.)	Taiwan

Entity Name	Jurisdiction
VF CH HOLDINGS GMBH	Switzerland
VF CH IMAGEWEAR CANADA GMBH	Switzerland
VF CH MEXICO INVESTMENTS SAGL (FKA VF INTERNATIONAL HOLDINGS LLC)	Switzerland
VF CHINA LTD.	China
VF CH-MEX Holdings LLC	Delaware
VF CIS LLC	Russia
VF COMERCIALIZADORA LTDA ( F.K.A. VF CHILE SA)	Chile
VF CZECH SERVICES SRO	Czech Republic
VF CZECH SRO	Czech Republic
VF DE ARGENTINA SA	Argentina
VF Distribution Holdings GmbH	Switzerland
VF DO BRAZIL LTDA	Brazil
VF EGE GIYIM SANAYI VE TICARET LIMITED SIRKETI	Turkey
VF ENTERPRISES S.A.R.L.	Luxembourg
VF EU Investments LLC	Delaware
VF EUROPE BVBA	Belgium
VF GERMANY SERVICES GMBH	Germany
VF GERMANY TEXTILE-HANDELS GMBH	Germany
VF GLOBAL INVESTMENTS S.A.R.L.	Luxembourg
VF HELLAS EPE	Greece
VF HOLDING SAGL	Switzerland
VF HOLDINGS MEXICO LLC	Delaware
VF HONG KONG LIMITED	Hong Kong
VF HUNGARIA FORGAIMAZASI KFT	Hungary
VF IB Holdings LLC	Delaware
VF IMAGEWEAR CANADA CO.	Canada
VF IMAGEWEAR CH HOLDINGS GMBH	Switzerland
VF IMAGEWEAR DE MEXICO S DE RL DE CV	Mexico
VF IMAGEWEAR MAJESTIC (UK) LTD	UK
VF Imagewear, Inc	Delaware
VF Intellectual Property Services, Inc	Delaware
VF INTERNATIONAL HOLDING GmbH	Switzerland
VF INTERNATIONAL SAGL	Switzerland
VF INVESTIMENTOS DO BRAZIL LTDA	Brazil
VF INVESTMENTS ITALY SARL	Luxembourg
VF INVESTMENTS NETHERLANDS BV	Netherlands
VF INVESTMENTS SARL	Luxembourg
VF IP Holdings LLC	Israel
VF ISRAEL (APPAREL) LTD	Israel
VF ITALIA SRL	Italy
VF ITALY Retail SRL	Italy
VF ITALY SERVICES SRL	Italy
VF JAPAN KK (f/k/a TIMBERLAND JAPAN INC)	Japan
VF JEANSWEAR ARGENTINA SRL	Argentina
VF JEANSWEAR ESPANA SL	Spain

Entity Name	Jurisdiction
VF KOREA	South Korea
VF LSG Holdings, LLC	Delaware
VF LUXEMBOURG SARL	Luxembourg
VF NL HOLDINGS CV	Netherlands
VF NL IMAGEWEAR B.V.	Netherlands
VF NORTHERN EUROPE LIMITED	UK
VF NORTHERN EUROPE SERVICES LIMITED	UK
VF NORWAY AS	Norway
VF OUTDOOR (CANADA) CO	Canada
VF Outdoor LLC	Delaware
VF OUTDOOR MEXICO S DE RL DE CV (fka Vans Latinoamericana)	Mexico
VF OUTDOOR SERVICES S DE RL DE CV	Mexico
VF PANAMA SOURCING SERVICES S. DE R.L.	Panama
VF PARTICIPACOES DO BRASIL LTDA	Brazil
VF PERU SA	Peru
VF PLAYWEAR DOMINICANA SA	Dominican Republic
VF Playwear LLC	Delaware
VF POLSKA DISTRIBUTION SP ZO O	Poland
VF Receivables LP	Delaware
VF Receivables Services LLC	Delaware
VF SAGEBRUSH ENTERPRISES LLC	Delaware
VF SALES SAGL	Switzerland
VF SCANDINAVIA ApS	Denmark
VF Services, LLC	Delaware
VF Servicios de Guatemala Srl	Guatemala
VF SERVICIOS DE HONDURAS SA	Honduras
VF Servicios de Nicaragua Srl.	Nicaragua
VF SERVICIOS EL SALVADOR LTDA. DE CV	El Salvador
VF SHANGHAI LIMITED	China
VF SHANGHAI SOURCING LIMITED	China
VF SLOVAKIA SRO	Slovakia
VF SOURCING THAILAND LTD	Thailand
VF SOURCING ASIA S.A.R.L	Luxembourg
VF SOURCING INDIA PRIVATE LIMITED	India
VF SWEDEN AB	Sweden
VF TAIWAN LIMITED	Taiwan
VF TRANSGLOBAL GMBH	Switzerland
VF Treasury Services LLC	Delaware
VFSLA Commercial Services, LLC	Delaware
VFSLA SERVICIOS, S. DE R.L. DE C.V.	Mexico
Walls Cayman Limited	Cayman
Walls Holding Company LLC	Delaware
Walls Industries LLC	Delaware
W-D APPAREL COMPANY LLC	Delaware
WD Europe SAS	France

Entity Name	Jurisdiction
W-D Licensing, LLC	Delaware
WD Supply Holding Limited (HK)	Hong Kong
Williamson Industries Ltd.	Belize
Williamson-Dickie APAC Holding Company Ltd.	Hong Kong
Williamson-Dickie Apparel Trading (Shanghai) Ltd.	China
Williamson-Dickie Canada Co.	Canada
Williamson-Dickie Europe GmbH	Germany
Williamson-Dickie Europe Holdings Ltd.	UK
Williamson-Dickie Europe Ltd.	UK
Williamson-Dickie HK Holding Company, Ltd.	Hong Kong
Williamson-Dickie Holding Co-Mexico S de RL de CV	Mexico
Williamson-Dickie Management (Shanghai) Co, Ltd.	China
Williamson-Dickie Middle East FZE	UAE
Workrite Uniform Canada ULC	Canada
World Jeans VF Asia Ltd	Egypt
Worldwide Workwear Ltd.	UK
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.